UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 West Bayshore Road, Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 20,2004, Greater Bay Bancorp (the “Registrant”) entered into the following executive compensation agreements:

(a)	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Byron A. Scordelis and Split Dollar Life Insurance Agreement;

(b)	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Kimberly S. Burgess and Split Dollar Life Insurance Agreement;

(c)	Employee Supplemental Compensation Benefits Agreements, dated September 20, 2004, by and between the Registrant and Peggy Hiraoka and Split Dollar Life Insurance Agreement; and

(d)	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Linda M. Iannone and Split Dollar Life Insurance Agreement

The agreement between the Registrant and Mr. Scordelis documents the defined benefit obligations of the Registrant under the employment agreement entered into with the Registrant when he became Chief Executive Officer on January 1, 2004. The agreements for Ms. Burgess and Ms. Iannone document the current retirement plan for these individuals and supersede prior plan documents. These arrangements were previously disclosed in the Registrant’s 2004 proxy statement and annual report on Form 10-K for the year ended December 31, 2003.

The supplemental compensation agreements provide monthly retirement benefit payments upon retirement for each of the executive officers. The retirement benefit has two components, an unfunded benefit that is payable for the executive’s lifetime and a funded benefit provided through an insurance policy owned by a secular trust established for the benefit of the executive officer to which the Registrant makes contributions each year.

The retirement benefit is fully vested on the earlier of 10 years of participation in the plan or the attainment of age 62. An executive’s retirement benefit may be partially vested prior to such time if the Registrant terminates the executive without cause. An executive’s retirement benefit will become fully vested in the event his or her employment terminates as a result of his or her disability or a change in control of the Registrant. Prior to becoming fully vested, the executive is entitled to receive the funded portion of his or her own benefit only to the extent provided by the assets then held in the secular trust.

The split dollar insurance agreements provide the beneficiaries of each of the executive officers with $1,500,000 of life insurance proceeds in the event of the executive’s death while employed by the Registrant or following the termination of the executive’s employment as a result of his or her disability or a change in control of the Registrant or after the earlier of 10 years of participation in the program or attainment of age 62. Lesser life insurance benefits are provided in the event of the executive’s death following termination of employment under other circumstances.

Item 9.01 Financial Statements and Exhibits

10.1	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Byron A. Scordelis and Split Dollar Life Insurance Agreement (1)

10.2	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Kimberly S. Burgess and Split Dollar Life Insurance Agreement (1)

10.3	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Peggy Hiraoka and Split Dollar Life Insurance Agreement (1)

10.4	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Linda M. Iannone and Split Dollar Life Insurance Agreement (1)

(1)	Represents executive compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: September 24, 2004	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel and Secretary

Exhibit Index

10.1	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Byron A. Scordelis and Split Dollar Life Insurance Agreement (1)

10.2	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Kimberly S. Burgess and Split Dollar Life Insurance Agreement (1)

10.3	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Peggy Hiraoka and Split Dollar Life Insurance Agreement (1)

10.4	Employee Supplemental Compensation Benefits Agreement, dated September 20, 2004, by and between the Registrant and Linda M. Iannone and Split Dollar Life Insurance Agreement (1)

(1)	Represents executive compensation plans and arrangements.